UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT Pursant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2013 CALIFORNIA FIRST NATIONAL BANCORP (Exact Name of Registrant as Specified in its Charter)
CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)

18201 VON KARMAN AVENUE, SUITE 800, IRVINE, CA 92612
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code: (949) 255-0500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       (b) Robert A. Hodgson, Senior Vice President of Tax and Accounting and principle accounting officer for the Company, is departing effective February 15, 2013. As a result of the change, Mr. Hodgson is no longer an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended..

        (c) On February 12, 2013, the Board of Directors appointed S. Leslie Jewett, Executive Vice President of the Company and President of California First National Bank to assume responsibilities as principal accounting and financial officer for the Company. Ms. Jewett has been with the Company since 1991 and previously served as Chief Financial Officer and principal accounting officer of the Company until October 2011.

CALIFORNIA FIRST NATIONAL BANCORP
Glen T. Tsuma /s/ Glen T. Tsuma Secretary
Date: February 14, 2013